UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Asset Allocation Funds

(formerly First American Asset Allocation Funds)

Semi-Annual Report

February 28, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 26, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

All of these Funds are managed with input from an Asset Allocation Committee, consisting of six members including an economist and specialists in equity, fixed income and real asset investing. We recently asked David Cline, the Fund’s lead portfolio manager and an Asset Allocation Committee member, to discuss the key portfolio management strategies and performance of the Funds for the six-month period ended February 28, 2011. David, who has 22 years of investment experience, has led the team responsible for the management of the Funds since their inception in September 2001.

Nuveen Strategy Aggressive Growth Allocation Fund

(formerly known as First American Strategy Aggressive Growth Allocation Fund)

How did the Fund perform during the six-month period ended February 28, 2011?

The Fund’s Class A shares at net asset value (NAV) returned 25.90% for the six-month period ended February 28, 2011, outpacing both the Dow Jones Index and the Lipper peer group average. The table in the Fund Performance section of this report provides additional performance information.

What was the Fund’s investment strategy?

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of capital growth, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds (including 4% in absolute return funds) and 5% bond funds, with the remaining 5% allocated to securities that provide commodities exposure. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. Within the stock and bond portions of the Fund’s portfolio, the investments in other Nuveen funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the six-month reporting period?

In light of the Fund’s objective to provide a high level of capital growth, the majority of its portfolio continued to be composed of equities. Its largest holding during the period was the Nuveen International Select Fund, which gives the Fund broad exposure to both

Nuveen Investments	5

developed and emerging market equities. The Nuveen International Select Fund averaged about 31% of the Fund’s assets over the six months. We further increased the Fund’s exposure to international equities through the tactical use of futures contracts during the period.

The Fund also had broadly diversified domestic equity exposure representing approximately 59% of its overall portfolio through a combination of ten different large-, mid-, and small-cap funds across the value/growth spectrum, as well as through the tactical use of futures contracts. Within the domestic equity market, the Fund had a tactical overweight to large-cap stocks during the period. We believed larger companies were more attractive versus smaller ones based on fundamentals and valuations in the marketplace. Credit restrictions were still negatively impacting smaller-sized companies, while larger companies were more apt to benefit from global growth. The Fund’s heaviest weighting in the large-cap space was the Nuveen Large Cap Growth Opportunities Fund. Conversely, the Fund had corresponding underweights to mid- and small-cap domestic stocks, which fluctuated in relation to its large-cap weighting.

In December, we implemented a minor tactical overweight to the commodities sector, which remained in place through the end of the period. We favored this area as we believed it would be supported by strong growth domestically and overseas, especially in emerging markets, extra liquidity in the market provided by the Federal Reserve’s quantitative easing program and the low interest rate environment. We used two exchange-traded funds to execute this tactical overweight, increasing the Fund’s weighting in the iShares S&P GSCI Commodity-Indexed Trust and establishing a new position in the PowerShares DB Commodity Index Tracking Fund. The Fund’s commodities exposure increased from around 5% at the beginning to approximately 7% at the end of the period.

In mid-October, we added a 4% position in a new holding in the Nuveen Tactical Market Opportunities Fund. This Fund is an absolute return product designed to generate positive returns in a wide range of market environments while maintaining a very moderate risk level and low correlation to the overall equity market.

While the Nuveen Strategy Aggressive Growth Allocation Fund typically has limited fixed-income exposure, we moved to a tactical underweight midway through the period in order to increase our foreign equity exposure. We reduced the Fund’s net fixed-income exposure to 0% through the use of futures contracts.

The Fund’s allocation to cash remained at approximately 2% throughout the period to accommodate daily cash flow requirements.

Nuveen Strategy Growth Allocation Fund

(formerly known as First American Strategy Growth Allocation Fund)

How did the Fund perform during the six-month period ended February 28, 2011?

The Fund’s Class A shares at net asset value (NAV) returned 21.27% for the six-month period ended February 28, 2011, outpacing the Dow Jones Index but trailing its Lipper peer group average. The table in the Fund Performance section of this report provides additional performance information.

6	Nuveen Investments

What was the Fund’s investment strategy?

The Fund’s overall investment strategy is to invest in a portfolio of other Nuveen funds to seek capital growth with a moderate level of current income, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds (including 3% in absolute return funds) and 21% bond funds, with the remaining 4% allocated to securities that provide commodities exposure. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. Within the stock and bond portions of the Fund’s portfolio, the underlying Nuveen funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the six-month reporting period?

In light of the Fund’s objective to provide a high level of capital growth with a moderate level of current income, the majority of its portfolio continued to be composed of equities. Its largest holding during the period was the Nuveen International Select Fund, which gives the Fund broad exposure to both developed and emerging market equities. The Nuveen International Select Fund averaged about 23% of the Fund’s assets over the six months. We further increased the Fund’s exposure to international equities through the tactical use of futures contracts during the period.

The Fund also had broadly diversified domestic equity exposure representing approximately 49% of its overall portfolio through a combination of nine different large-, mid-, and small-cap funds across the value/growth spectrum, as well as through the tactical use of futures contracts. Within the domestic equity market, the Fund had a tactical overweight to large-cap stocks during the period. We believed larger companies were more attractive versus smaller ones based on fundamentals and valuations in the marketplace. Credit restrictions were still negatively impacting smaller-sized companies while larger companies were more apt to benefit from global growth. The Fund’s heaviest weighting in the large-cap space was the Nuveen Large Cap Growth Opportunities Fund. Conversely, the Fund had corresponding underweights to mid- and small-cap domestic stocks, which fluctuated in relation to its large-cap weighting.

In the Fund’s fixed-income exposure, we moved to a tactical underweight of 7% midway through the six months in order to increase our foreign equity exposure. At the end of the period, the Fund had slightly less than 22% in fixed-income assets. The largest fixed-income holding was the Nuveen Core Bond Fund, which ended the reporting period at a 13% weighting.

In December, we implemented minor tactical overweights to both the real estate and commodities sectors, which remained in place through the end of the period. We favored these areas as we believed they would be supported by strong growth domestically and overseas, especially in emerging markets, extra liquidity in the market provided by the Federal

Nuveen Investments	7

Reserve’s quantitative easing program and the low interest rate environment. To execute these tactical overweights, we increased the Fund’s weighting in the Nuveen Real Estate Securities Fund from approximately 4.5% in September to around 5% at period end. The Fund’s commodities exposure was implemented through two exchange-traded funds. We increased the Fund’s weighting of the iShares S&P GSCI Commodity-Indexed Trust and established a new position in the PowerShares DB Commodity Index Tracking Fund. The Fund’s commodities exposure also increased from around 4.5% at the beginning to 5% at the end of the period.

In mid-October, we added a new 3% position in the Nuveen Tactical Market Opportunities Fund. This Fund is an absolute return product designed to generate positive returns in a wide range of market environments while maintaining a very moderate risk level and low market correlation.

The Nuveen Strategy Growth Allocation Fund’s cash position remained at approximately 1% throughout the period to accommodate daily cash flow requirements.

Nuveen Strategy Balanced Allocation Fund

(formerly known as First American Strategy Balanced Allocation Fund)

How did the Fund perform during the six-month period ended February 28, 2011?

The Fund’s Class A shares at net asset value (NAV) returned 17.22% for the six-month period ended February 28, 2011, outpacing both the Dow Jones Index and its Lipper peer group average. The table in the Fund Performance section of this report provides additional performance information.

What was the Fund’s investment strategy?

The Fund’s overall investment strategy is to invest in a portfolio of other Nuveen funds to seek capital growth and current income, the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 61% stock funds (including 2% in absolute return funds) and 36% bond funds, with the remaining 3% allocated to securities that provide commodities exposure. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. Within the stock and bond portions of the Fund’s portfolio, the underlying funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the six-month reporting period?

In light of the Fund’s objective to provide both capital growth and current income, the majority of its portfolio continued to be composed of equities. The Fund had broadly diversified domestic equity exposure that averaged about 38% of the overall portfolio through a combination of nine different large-, mid-, and small-cap funds across the

8	Nuveen Investments

value/growth spectrum, and well as the tactical use of futures contracts. Within the domestic equity market, the Fund had a tactical overweight to large-cap domestic stocks during the period. We believed larger companies were more attractive versus smaller ones based on fundamentals and valuations in the marketplace. Credit restrictions were still negatively impacting smaller-sized companies while larger companies were more apt to benefit from global growth. The Fund’s heaviest weighting in the large-cap space was the Nuveen Large Cap Growth Opportunities Fund. Conversely, the Fund had corresponding underweights to mid- and small-cap domestic stocks, which fluctuated in relation to its large-cap weighting.

The Fund’s largest position in the fixed-income sector was the Nuveen Core Bond Fund. This holding averaged about 24% of the portfolio during the reporting period. We moved the Fund’s fixed-income exposure to a tactical underweight of about 6% midway through the period in order to increase foreign equity exposure. At the end of the period, the Fund had 38% overall in fixed-income assets.

Internationally, the Fund had broad exposure to both developed and emerging market equities primarily through the Nuveen International Select Fund, which averaged approximately 18% of the portfolio during the period. We further increased the Fund’s exposure to international equities through the tactical use of futures contracts.

In December, we implemented minor tactical overweights to both the real estate and commodities sectors, which remained in place through the end of the period. We favored these areas as we believed they would be supported by strong growth domestically and overseas, especially in emerging markets, extra liquidity in the market provided by the Federal Reserve’s quantitative easing program and the low interest rate environment. To execute these tactical overweights, we increased the Fund’s weighting in the Nuveen Real Estate Securities Fund from approximately 3% in September to around 4% at period end. The Fund’s commodities exposure was implemented through two exchange-traded funds. We increased the Fund’s weighting of the iShares S&P GSCI Commodity-Indexed Trust and established a new position in the PowerShares DB Commodity Index Tracking Fund. The Fund’s commodities exposure increased from around 3% at the beginning to 3.7% at the end of the period.

In mid-October, we added a new 2% position in the Nuveen Tactical Market Opportunities Fund. This Fund is an absolute return product designed to generate positive returns in a wide range of market environments while maintaining a very moderate risk level and low market correlation.

The Nuveen Strategy Balanced Allocation Fund’s cash position remained at approximately 1% throughout the period to accommodate daily cash flow requirements.

Nuveen Strategy Conservative Allocation Fund

(formerly known as First American Strategy Conservative Allocation Fund)

How did the Fund perform during the six-month period ended February 28, 2011?

The Fund’s Class A shares at net asset value (NAV) returned 8.93% for the six-month period ended February 28, 2011, outpacing the Dow Jones Index and performing in line

Nuveen Investments	9

with its Lipper peer group average. The table in the Fund Performance section of this report provides additional performance information.

What was the Fund’s investment strategy?

The Fund’s overall investment strategy is to invest in a portfolio of other Nuveen funds to seek a high level of current income consistent with limited risk to capital, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an exposure of approximately 32% stock funds (including 1% in absolute return funds) and 67% bond funds, with the remaining 1% allocated to securities that provide commodities exposure. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. Within the stock and bond portfolios, the underlying Nuveen funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the six-month reporting period?

Because the objective of the Fund is to provide a high level of current income with limited risk to capital, its assets were allocated primarily to fixed-income funds. However, within the Fund’s fixed-income exposure, we moved to a tactical underweight of about 5% midway through the period in order to increase our equity investing, primarily outside the United States. We scaled back the underweight at the end of the period, which resulted in approximately 69% in fixed-income assets. The majority of the portfolio’s exposure within fixed income came from three funds — the Nuveen Core Bond Fund, the Nuveen Total Return Bond Fund, and the Nuveen Intermediate Term Bond Fund — which, in aggregate, totaled approximately 67% of the portfolio at the end of the period.

The largest portion of the Fund’s equity exposure was composed of ten domestic equity funds, representing large-, mid-, and small-cap stocks across the value/growth spectrum, and futures contracts used tactically. The combination of these positions in aggregate averaged 18% of the Fund’s assets during the period. Foreign stocks represented a smaller portion of total equity exposure, averaging about 9% during the period. The Fund’s foreign exposure came primarily through a position in the Nuveen International Select Fund, which gives broad access to both developed and emerging market equities. We also increased the Fund’s weighting to international equities through the tactical use of futures contracts.

In December, we implemented minor tactical overweights to both the real estate and commodities sectors, which remained in place through the end of the period. We favored these areas as we believed they would be supported by strong growth domestically and overseas, especially in emerging markets, extra liquidity in the market provided by the Federal Reserve’s quantitative easing program and the low interest rate environment. To execute these tactical overweights, we increased the Fund’s weighting in the Nuveen Real Estate Securities Fund from approximately 1% in September to around 1.5% at period

10	Nuveen Investments

end. The Fund’s commodities exposure was implemented through an increase in the weighting of an exchange-traded fund: the iShares S&P GSCI Commodity-Indexed Trust. The Fund’s commodities exposure also increased from around 1% at the beginning to 1.6% at the end of the period.

In mid-October, we added a new 1% position in the Nuveen Tactical Market Opportunities Fund. This Fund is an absolute return product designed to generate positive returns in a wide range of market environments while maintaining a very moderate risk level and low market correlation.

The Nuveen Strategy Conservative Allocation Fund’s cash position remained at approximately 1% throughout the period to accommodate daily cash flow requirements.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, market risk, volatility related to small- and mid-cap stocks, non-diversification risk, foreign securities risk, and credit and interest-rate risk related to debt securities. The fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Nuveen Investments	11

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen Strategy Aggressive Growth Allocation Fund

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	25.90%	21.64%	3.95%	6.70%
Class A Shares at Offer	18.70%	14.61%	2.72%	6.03%
Dow Jones Moderately Aggressive U.S. Portfolio Index***	21.47%	21.49%	4.86%	8.94%
Lipper Flexible Portfolio Funds Average***	15.50%	15.38%	3.88%	6.41%

Class B Shares w/o CDSC	25.44%	20.82%	3.16%	5.90%
Class B Shares w/CDSC	20.44%	15.82%	2.98%	5.90%
Class C Shares	25.46%	20.84%	3.16%	5.91%
Class I Shares	26.10%	21.96%	4.19%	6.95%

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class R3 Shares	25.83%	21.41%	3.68%	3.79%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	Since Inception**
Class A Shares at NAV	15.56%	3.75%	6.74%
Class A Shares at Offer	8.90%	2.52%	6.07%
Class B Shares w/o CDSC	14.72%	2.97%	5.94%
Class B Shares w/CDSC	9.72%	2.79%	5.94%
Class C Shares	14.73%	2.97%	5.95%
Class I Shares	15.78%	3.99%	6.99%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class R3 Shares	15.29%	3.50%	4.51%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 9/24/01.
***	Please refer to the Glossary of Terms Used in this Report for definitions for more information .

12	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	21.27%	18.95%	4.26%	6.37%
Class A Shares at Offer	14.25%	12.08%	3.03%	5.69%
Dow Jones Moderate U.S. Portfolio Index***	16.85%	18.12%	4.92%	7.18%
Lipper Multi-Cap Value Funds Average***	28.73%	22.41%	1.77%	6.35%

Class B Shares w/o CDSC	20.99%	18.13%	3.50%	5.59%
Class B Shares w/CDSC	15.99%	13.13%	3.32%	5.59%
Class C Shares	20.92%	18.07%	3.48%	5.58%
Class I Shares	21.45%	19.26%	4.52%	6.62%

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class R3 Shares	21.23%	18.65%	3.99%	3.97%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	Since Inception**
Class A Shares at NAV	13.81%	4.14%	6.39%
Class A Shares at Offer	7.26%	2.92%	5.73%
Class B Shares w/o CDSC	13.04%	3.37%	5.61%
Class B Shares w/CDSC	8.04%	3.19%	5.61%
Class C Shares	12.98%	3.37%	5.62%
Class I Shares	14.12%	4.40%	6.65%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class R3 Shares	13.58%	3.88%	4.55%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I are from 9/24/01.
***	Please refer to the Glossary of Terms Used in this Report for definitions for more information.

Nuveen Investments	13

Fund Performance (Unaudited) (continued)

Nuveen Strategy Balanced Allocation Fund

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	17.22%	16.97%	4.55%	6.07%
Class A Shares at Offer	10.50%	10.27%	3.32%	5.40%
Dow Jones Moderate U.S. Portfolio Index***	16.85%	18.12%	4.92%	7.18%
Lipper Mixed-Asset Target Allocation Moderate Funds Average***	14.82%	15.13%	3.72%	5.43%

Class B Shares w/o CDSC	16.80%	16.08%	3.76%	5.29%
Class B Shares w/CDSC	11.80%	11.08%	3.59%	5.29%
Class C Shares	16.94%	16.14%	3.78%	5.29%
Class I Shares	17.40%	17.30%	4.81%	6.33%

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class R3 Shares	17.15%	16.76%	4.28%	4.19%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	Since Inception**
Class A Shares at NAV	12.64%	4.48%	6.09%
Class A Shares at Offer	6.19%	3.26%	5.43%
Class B Shares w/o CDSC	11.84%	3.70%	5.31%
Class B Shares w/CDSC	6.84%	3.53%	5.31%
Class C Shares	11.88%	3.70%	5.31%
Class I Shares	12.96%	4.74%	6.34%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class R3 Shares	12.39%	4.21%	4.64%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 9/24/01.
***	Please refer to the Glossary of Terms Used in this Report for definitions for more information.

14	Nuveen Investments

Nuveen Strategy Conservative Allocation Fund

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	8.93%	11.78%	5.07%	5.64%
Class A Shares at Offer	2.63%	5.35%	3.83%	4.98%
Dow Jones Conservative U.S. Portfolio Index***	3.71%	8.38%	5.84%	6.09%
Lipper Mixed-Asset Target Allocation Conservative Funds Average***	8.84%	11.58%	4.09%	4.81%

Class B Shares w/o CDSC	8.59%	11.02%	4.26%	4.85%
Class B Shares w/CDSC	3.59%	6.02%	4.10%	4.85%
Class C Shares	8.49%	10.93%	4.26%	4.85%
Class I Shares	9.17%	12.17%	5.34%	5.91%

Average Annual Total Returns as of February 28, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class R3 Shares	8.82%	11.53%	4.79%	4.85%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	Since Inception**
Class A Shares at NAV	9.25%	5.14%	5.63%
Class A Shares at Offer	3.01%	3.90%	4.98%
Class B Shares w/o CDSC	8.40%	4.35%	4.84%
Class B Shares w/CDSC	3.40%	4.18%	4.84%
Class C Shares	8.41%	4.33%	4.84%
Class I Shares	9.52%	5.40%	5.89%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class R3 Shares	9.01%	4.87%	5.02%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 9/24/01.
***	Please refer to the Glossary of Terms Used in this Report for definitions for more information.

Nuveen Investments	15

Holding Summaries (Unaudited) as of February 28, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio Allocation1

Nuveen Strategy Growth Allocation Fund

Portfolio Allocation1

Nuveen Strategy Balanced Allocation Fund

Portfolio Allocation1

Nuveen Strategy Conservative Allocation Fund

Portfolio Allocation1

[1]	As a percentage of total investments (excluding investments in derivatives) as of February 28, 2011. Holdings are subject to change.

16	Nuveen Investments

Nuveen Strategy Aggressive Growth Allocation Fund

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	5.1%
PowerShares DB Commodity Index Tracking Fund	2.0%
Total Non-Affiliated Commodity Funds	7.1%
Nuveen Equity Income Fund, Class I	2.5%
Nuveen International Select Fund, Class I	26.3%
Nuveen Large Cap Growth Opportunities Fund, Class I	11.9%
Nuveen Large Cap Select Fund, Class I	8.4%
Nuveen Large Cap Value Fund, Class I	8.0%
Nuveen Mid Cap Growth Opportunities Fund, Class I	2.0%
Nuveen Mid Cap Value Fund, Class I	2.0%
Nuveen Quantitative Large Cap Core Fund, Class I	10.5%
Nuveen Real Estate Securities Fund, Class I	5.9%
Nuveen Small Cap Growth Opportunities Fund, Class I	1.0%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Small Cap Value Fund, Class I	1.0%
Nuveen Tactical Market Opportunities Fund, Class I	3.7%
Total Equity Funds	84.2%
Nuveen Core Bond Fund, Class I	0.0%
Nuveen Inflation Protected Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	5.7%
Total Fixed Income Funds	6.7%
Total Short-Term Investments	2.0%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns
iShares S&P GSCI Commodity-Indexed Trust	18.3%
PowerShares DB Commodity Index Tracking Fund	25.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	24.1%
Nuveen International Select Fund, Class I	18.4%
Nuveen Large Cap Growth Opportunities Fund, Class I	32.2%
Nuveen Large Cap Select Fund, Class I	25.4%
Nuveen Large Cap Value Fund, Class I	19.5%
Nuveen Mid Cap Growth Opportunities Fund, Class I	36.7%
Nuveen Mid Cap Value Fund, Class I	26.7%
Nuveen Quantitative Large Cap Core Fund, Class I	22.5%
Nuveen Real Estate Securities Fund, Class I	40.1%
Nuveen Small Cap Growth Opportunities Fund, Class I	36.0%
Nuveen Small Cap Select Fund, Class I	30.2%
Nuveen Small Cap Value Fund, Class I	33.0%
Nuveen Tactical Market Opportunities Fund, Class I	6.8%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	7.4%
Nuveen Inflation Protected Securities Fund, Class I	7.7%
Nuveen Total Return Bond Fund, Class I	9.4%

1	As a percentage of total investments (excluding investments in derivatives) as of February 28, 2011. Holdings are subject to change.

Nuveen Investments	17

Holding Summaries (Unaudited) (continued) as of February 28, 2011

Nuveen Strategy Growth Allocation Fund

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	4.6%
PowerShares DB Commodity Index Tracking Fund	0.7%
Total Non-Affiliated Commodity Funds	5.3%
Nuveen Equity Income Fund, Class I	2.0%
Nuveen Global Infrastructure Fund, Class I	0.9%
Nuveen International Select Fund, Class I	20.3%
Nuveen Large Cap Growth Opportunities Fund, Class I	9.6%
Nuveen Large Cap Select Fund, Class I	7.7%
Nuveen Large Cap Value Fund, Class I	6.7%
Nuveen Mid Cap Growth Opportunities Fund, Class I	2.1%
Nuveen Mid Cap Value Fund, Class I	2.0%
Nuveen Quantitative Large Cap Core Fund, Class I	9.2%
Nuveen Real Estate Securities Fund, Class I	5.4%
Nuveen Small Cap Growth Opportunities Fund, Class I	1.0%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Tactical Market Opportunities Fund, Class I	2.8%
Total Equity Funds	70.7%
Nuveen Core Bond Fund, Class I	13.4%
Nuveen Inflation Protected Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	8.1%
Total Fixed Income Funds	22.5%
Total Short-Term Investments	1.5%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns
iShares S&P GSCI Commodity-Indexed Trust	18.3%
PowerShares DB Commodity Index Tracking Fund	25.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	24.1%
Nuveen Global Infrastructure Fund, Class I	22.5%
Nuveen International Select Fund, Class I	18.4%
Nuveen Large Cap Growth Opportunities Fund, Class I	32.2%
Nuveen Large Cap Select Fund, Class I	25.4%
Nuveen Large Cap Value Fund, Class I	19.5%
Nuveen Mid Cap Growth Opportunities Fund, Class I	36.7%
Nuveen Mid Cap Value Fund, Class I	26.7%
Nuveen Quantitative Large Cap Core Fund, Class I	22.5%
Nuveen Real Estate Securities Fund, Class I	40.1%
Nuveen Small Cap Growth Opportunities Fund, Class I	36.0%
Nuveen Small Cap Select Fund, Class I	30.2%
Nuveen Tactical Market Opportunities Fund, Class I	6.8%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	7.4%
Nuveen Inflation Protected Securities Fund, Class I	7.7%
Nuveen Total Return Bond Fund, Class I	9.4%

1	As a percentage of total investments (excluding investments in derivatives) as of February 28, 2011. Holdings are subject to change.

18	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	3.5%
PowerShares DB Commodity Index Tracking Fund	0.2%
Total Non-Affiliated Commodity Funds	3.7%
Nuveen Equity Income Fund, Class I	2.1%
Nuveen Global Infrastructure Fund, Class I	0.9%
Nuveen International Select Fund, Class I	18.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	7.5%
Nuveen Large Cap Select Fund, Class I	6.0%
Nuveen Large Cap Value Fund, Class I	4.6%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.6%
Nuveen Mid Cap Value Fund, Class I	1.5%
Nuveen Quantitative Large Cap Core Fund, Class I	7.1%
Nuveen Real Estate Securities Fund, Class I	4.0%
Nuveen Small Cap Growth Opportunities Fund, Class I	1.0%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Tactical Market Opportunities Fund, Class I	2.0%
Total Equity Funds	57.3%
Nuveen Core Bond Fund, Class I	24.4%
Nuveen Inflation Protected Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	12.3%
Total Fixed Income Funds	37.7%
Total Short-Term Investments	1.3%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns
iShares S&P GSCI Commodity-Indexed Trust	18.3%
PowerShares DB Commodity Index Tracking Fund	25.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	24.1%
Nuveen Global Infrastructure Fund, Class I	22.5%
Nuveen International Select Fund, Class I	18.4%
Nuveen Large Cap Growth Opportunities Fund, Class I	32.2%
Nuveen Large Cap Select Fund, Class I	25.4%
Nuveen Large Cap Value Fund, Class I	19.5%
Nuveen Mid Cap Growth Opportunities Fund, Class I	36.7%
Nuveen Mid Cap Value Fund, Class I	26.7%
Nuveen Quantitative Large Cap Core Fund, Class I	22.5%
Nuveen Real Estate Securities Fund, Class I	40.1%
Nuveen Small Cap Growth Opportunities Fund, Class I	36.0%
Nuveen Small Cap Select Fund, Class I	30.2%
Nuveen Tactical Market Opportunities Fund, Class I	6.8%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	7.4%
Nuveen Inflation Protected Securities Fund, Class I	7.7%
Nuveen Total Return Bond Fund, Class I	9.4%

1	As a percentage of total investments (excluding investments in derivatives) as of February 28, 2011. Holdings are subject to change.

Nuveen Investments	19

Holding Summaries (Unaudited) (continued) as of February 28, 2011

Nuveen Strategy Conservative Allocation Fund

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	1.6%
Total Non-Affiliated Commodity Funds	1.6%
Nuveen Equity Income Fund, Class I	1.5%
Nuveen Global Infrastructure Fund, Class I	3.1%
Nuveen International Select Fund, Class I	8.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	3.5%
Nuveen Large Cap Select Fund, Class I	3.1%
Nuveen Large Cap Value Fund, Class I	1.6%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.1%
Nuveen Mid Cap Value Fund, Class I	0.0%
Nuveen Quantitative Large Cap Core Fund, Class I	3.6%
Nuveen Real Estate Securities Fund, Class I	1.5%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Tactical Market Opportunities Fund, Class I	1.0%
Total Equity Funds	29.0%
Nuveen Core Bond Fund, Class I	38.5%
Nuveen Inflation Protected Securities Fund, Class I	2.0%
Nuveen Intermediate Term Bond Fund, Class I	9.7%
Nuveen Total Return Bond Fund, Class I	18.4%
Total Fixed Income Funds	68.6%
Total Short-Term Investments	0.8%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns
iShares S&P GSCI Commodity-Indexed Trust	18.3%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	24.1%
Nuveen Global Infrastructure Fund, Class I	22.5%
Nuveen International Select Fund, Class I	18.4%
Nuveen Large Cap Growth Opportunities Fund, Class I	32.2%
Nuveen Large Cap Select Fund, Class I	25.4%
Nuveen Large Cap Value Fund, Class I	19.5%
Nuveen Mid Cap Growth Opportunities Fund, Class I	36.7%
Nuveen Mid Cap Value Fund, Class I	26.7%
Nuveen Quantitative Large Cap Core Fund, Class I	22.5%
Nuveen Real Estate Securities Fund, Class I	40.1%
Nuveen Small Cap Select Fund, Class I	30.2%
Nuveen Tactical Market Opportunities Fund, Class I	6.8%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	7.4%
Nuveen Inflation Protected Securities Fund, Class I	7.7%
Nuveen Intermediate Term Bond Fund, Class I	5.5%
Nuveen Total Return Bond Fund, Class I	9.4%

1	As a percentage of total investments (excluding investments in derivatives) as of February 28, 2011. Holdings are subject to change.

20	Nuveen Investments

Expense Ratios (Unaudited)

The expense ratios below reflect the Funds’ total operating expenses as shown in the Fund’s most recent prospectus. The expense ratios include management fees, the expenses of the underlying funds in which each Fund invests (“Acquired Fund Fees and Expenses”), and other fees and expenses.

Nuveen Strategy Aggressive Growth Allocation Fund			Nuveen Strategy Growth Allocation Fund
Share Class	Gross Expense Ratios	Net Expense Ratios	Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.58%	1.35%	Class A	1.49%	1.30%
Class B	2.33%	2.10%	Class B	2.24%	2.05%
Class C	2.33%	2.10%	Class C	2.24%	2.05%
Class R3	1.83%	1.60%	Class R3	1.74%	1.55%
Class I	1.33%	1.10%	Class I	1.24%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Nuveen Strategy Balanced Allocation Fund			Nuveen Strategy Conservative Allocation Fund
Share Class	Gross Expense Ratios	Net Expense Ratios	Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.38%	1.26%	Class A	1.42%	1.17%
Class B	2.13%	2.01%	Class B	2.17%	1.92%
Class C	2.13%	2.01%	Class C	2.17%	1.92%
Class R3	1.63%	1.51%	Class R3	1.67%	1.42%
Class I	1.13%	1.01%	Class I	1.17%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Nuveen Investments	21

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Strategy Aggressive Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$1,259.00	$1,254.40	$1,254.60	$1,258.30	$1,261.00	$1,022.81	$1,019.09	$1,019.09	$1,021.57	$1,024.05
Expenses Incurred During Period	$2.24	$6.43	$6.43	$3.64	$0.84	$2.01	$5.76	$5.76	$3.26	$0.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and .15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$1,212.70	$1,209.90	$1,209.20	$1,212.30	$1,214.50	$1,022.81	$1,019.09	$1,019.09	$1,021.57	$1,024.05
Expenses Incurred During Period	$2.19	$6.30	$6.30	$3.57	$0.82	$2.01	$5.76	$5.76	$3.26	$0.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and .15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$1,172.20	$1,168.00	$1,169.40	$1,171.50	$1,174.00	$1,022.81	$1,019.09	$1,019.09	$1,021.57	$1,024.05
Expenses Incurred During Period	$2.15	$6.18	$6.19	$3.50	$0.81	$2.01	$5.76	$5.76	$3.26	$0.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and .15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$1,089.30	$1,085.90	$1,084.90	$1,088.20	$1,091.70	$1,022.81	$1,019.09	$1,019.09	$1,021.57	$1,024.05
Expenses Incurred During Period	$2.07	$5.95	$5.94	$3.37	$0.78	$2.01	$5.76	$5.76	$3.26	$0.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and .15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of an Investment Sub-Advisory Agreement. The meeting for Nuveen Strategy Growth Allocation Fund and Nuveen Strategy Conservative Allocation Fund was subsequently adjourned to December 29, 2010.

	Nuveen Strategy Aggressive Growth Allocation Fund	Nuveen Strategy Growth Allocation Fund	Nuveen Strategy Balanced Allocation Fund	Nuveen Strategy Conservative Allocation Fund

To approve an investment advisory agreement with Nuveen Fund Advisors (formerly Nuveen Asset Management) and an investment sub-advisory agreement between Nuveen Fund Advisors and
Nuveen Asset Management, LLC.

For	6,448,258	9,646,175	21,000,282	5,835,350
Against	23,051	955,245	205,414	37,275
Abstain	25,456	138,827	187,076	105,248
Broker Non-Votes	3,025,285	5,434,552	8,781,266	3,775,519
Total	9,522,050	16,174,799	30,174,038	9,753,392
Approval of the Board Members was reached as follows:

John P. Amboian
For	9,396,942	15,889,218	29,822,958	9,692,016
Withhold	125,108	285,581	351,080	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
Robert P. Bremner
For	9,396,942	15,889,218	29,826,454	9,692,016
Withhold	125,108	285,581	347,584	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
Jack B. Evans
For	9,396,942	15,889,218	29,837,491	9,692,016
Withhold	125,108	285,581	336,547	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
William C. Hunter
For	9,396,734	15,889,218	29,833,595	9,692,016
Withhold	125,316	285,581	340,443	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
David J. Kundert
For	9,396,942	15,889,218	29,826,093	9,692,016
Withhold	125,108	285,581	347,945	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
William J. Schneider
For	9,396,734	15,889,218	29,827,477	9,692,016
Withhold	125,316	285,581	346,561	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
Judith M. Stockdale
For	9,396,400	15,889,218	29,837,664	9,692,016
Withhold	125,650	285,581	336,374	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
Carole E. Stone
For	9,396,400	15,889,218	29,841,283	9,692,016
Withhold	125,650	285,581	332,755	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
Virginia L. Stringer
For	9,396,525	15,889,218	29,830,436	9,692,016
Withhold	125,525	285,581	343,602	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392
Terence J. Toth
For	9,396,942	15,889,218	29,838,514	9,692,016
Withhold	125,108	285,581	335,524	61,376
Total	9,522,050	16,174,799	30,174,038	9,753,392

24	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Strategy Aggressive Growth Allocation Fund

(formerly First American Strategy Aggressive Growth Allocation Fund)

February 28, 2011

Shares	Description ▲	Value

	COMMODITY FUNDS – 7.1%

	Non-Affiliated Commodity Funds – 7.1%

161,784	iShares S&P GSCI Commodity-Indexed Trust •	$5,838,785

78,720	PowerShares DB Commodity Index Tracking Fund •	2,339,558
	Total Commodity Funds (cost $7,259,799)	8,178,343
	EQUITY FUNDS – 84.6%

	Affiliated Equity Funds – 84.6%

203,632	Nuveen Equity Income Fund, Class I	2,854,924

3,012,713	Nuveen International Select Fund, Class I	30,488,655

389,001	Nuveen Large Cap Growth Opportunities Fund, Class I •	13,762,858

722,524	Nuveen Large Cap Select Fund, Class I	9,761,297

568,099	Nuveen Large Cap Value Fund, Class I	9,237,290

50,592	Nuveen Mid Cap Growth Opportunities Fund, Class I •	2,348,994

91,397	Nuveen Mid Cap Value Fund, Class I	2,294,991

530,190	Nuveen Quantitative Large Cap Core Fund, Class I	12,199,673

348,435	Nuveen Real Estate Securities Fund, Class I	6,850,229

47,081	Nuveen Small Cap Growth Opportunities Fund, Class I •	1,137,015

75,416	Nuveen Small Cap Select Fund, Class I •	1,122,183

93,972	Nuveen Small Cap Value Fund, Class I •	1,174,653

397,445	Nuveen Tactical Market Opportunities Fund, Class I	4,240,741
	Total Equity Funds (cost $96,417,135)	97,473,503
	FIXED INCOME FUNDS – 6.7%

	Affiliated Fixed Income Funds – 6.7%

4,004	Nuveen Core Bond Fund, Class I	46,783

106,383	Nuveen Inflation Protected Securities Fund, Class I	1,125,266

613,774	Nuveen Total Return Bond Fund, Class I	6,565,539
	Total Fixed Income Funds (cost $7,190,379)	7,737,588

Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Fund – 0.7%

$795	First American Prime Obligations Fund, 0.062% Ω	$794,769
	U.S. Treasury Obligations – 1.3%

1,495	U.S. Treasury Bill, 0.145%, 04/01/2011 ☐	1,494,771
	Total Short-Term Investments (cost $2,289,540)	2,289,540
	Total Investments (cost $113,156,853) – 100.4%	115,678,974
	Other Assets Less Liabilities – (0.4)% à	(481,477)
	Net Assets – 100.0%	$115,197,497

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

February 28, 2011

Investments in Derivatives

Futures Contracts outstanding at February 28, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
E-Mini MSCI Emerging Markets Index	Long	25	3/11	$1,383,875	$(22,182)
S&P 500	Long	41	3/11	13,592,525	914,136
S&P Mid Cap 400 E-Mini	Long	24	3/11	2,318,160	129,193
U.S. Treasury 5-Year Note	Short	(87)	6/11	(10,173,563)	(24,002)
U.S. Treasury 10-Year Note	Short	(12)	6/11	(1,428,563)	(2,655)
					$994,490

▲	All percentages shown in the Portfolio of Investments are based on net assets.

•	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of February 28, 2011.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of February 28, 2011.

à	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

26	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Strategy Growth Allocation Fund

(formerly First American Strategy Growth Allocation Fund)

February 28, 2011

Shares	Description ▲	Value

	COMMODITY FUNDS – 5.3%

	Non-Affiliated Commodity Funds – 5.3%

203,903	iShares S&P GSCI Commodity-Indexed Trust •	$7,358,859

38,429	PowerShares DB Commodity Index Tracking Fund •	1,142,110
	Total Commodity Funds (cost $8,188,796)	8,500,969
	EQUITY FUNDS – 70.6%

	Affiliated Equity Funds – 70.6%

228,254	Nuveen Equity Income Fund, Class I	3,200,117

155,316	Nuveen Global Infrastructure Fund, Class I	1,439,775

3,217,402	Nuveen International Select Fund, Class I	32,560,105

435,898	Nuveen Large Cap Growth Opportunities Fund, Class I •	15,422,078

917,500	Nuveen Large Cap Select Fund, Class I	12,395,429

662,972	Nuveen Large Cap Value Fund, Class I	10,779,926

73,741	Nuveen Mid Cap Growth Opportunities Fund, Class I •	3,423,773

126,077	Nuveen Mid Cap Value Fund, Class I	3,165,788

639,137	Nuveen Quantitative Large Cap Core Fund, Class I	14,706,552

441,068	Nuveen Real Estate Securities Fund, Class I	8,671,406

64,380	Nuveen Small Cap Growth Opportunities Fund, Class I •	1,554,779

103,546	Nuveen Small Cap Select Fund, Class I •	1,540,767

419,398	Nuveen Tactical Market Opportunities Fund, Class I	4,474,974
	Total Equity Funds (cost $106,693,993)	113,335,469
	FIXED INCOME FUNDS – 22.5%

	Affiliated Fixed Income Funds – 22.5%

1,874,133	Nuveen Core Bond Fund, Class I	21,402,600

154,849	Nuveen Inflation Protected Securities Fund, Class I	1,636,750

1,222,761	Nuveen Total Return Bond Fund, Class I	13,034,633
	Total Fixed Income Funds (cost $34,694,308)	36,073,983

Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.5%

	Affiliated Money Market Fund – 0.4%

$728	First American Prime Obligations Fund, 0.062% Ω	$727,818
	U.S. Treasury Obligations – 1.1%

1,700	U.S. Treasury Bill, 0.145%, 04/01/2011 ☐	1,699,739
	Total Short-Term Investments (cost $2,427,557)	2,427,557
	Total Investments (cost $152,004,654) – 99.9%	160,337,978
	Other Assets Less Liabilities – 0.1% à	175,965
	Net Assets – 100.0%	$160,513,943

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Strategy Growth Allocation Fund (continued)

February 28, 2011

Investments in Derivatives

Futures Contracts outstanding at February 28, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets Index	Long	33	3/11	$1,826,715	$(29,280)
Russell 2000 Mini Index	Short	(20)	3/11	(1,645,800)	(50,001)
S&P 500	Long	43	3/11	14,255,575	958,728
S&P Mid Cap 400 E-mini	Long	17	3/11	1,642,030	91,511
U.S. Treasury 5-Year Note	Short	(95)	6/11	(11,109,063)	(26,209)
U.S. Treasury 10-Year Note	Short	(16)	6/11	(1,904,750)	(3,539)
					$941,210

▲	All percentages shown in the Portfolio of Investments are based on net assets.

•	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of February 28, 2011.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of February 28, 2011.

à	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Strategy Balanced Allocation Fund

(formerly First American Strategy Balanced Allocation Fund)

February 28, 2011

Shares	Description ▲	Value

	COMMODITY FUNDS – 3.7%

	Non-Affiliated Commodity Funds – 3.7%

340,297	iShares S&P GSCI Commodity-Indexed Trust •	$12,281,318

20,522	PowerShares DB Commodity Index Tracking Fund •	609,914
	Total Commodity Funds (cost $11,602,099)	12,891,232
	EQUITY FUNDS – 57.2%

	Affiliated Equity Funds – 57.2%

516,779	Nuveen Equity Income Fund, Class I	7,245,247

359,397	Nuveen Global Infrastructure Fund, Class I	3,331,613

6,256,854	Nuveen International Select Fund, Class I	63,319,366

746,907	Nuveen Large Cap Growth Opportunities Fund, Class I •	26,425,559

1,570,333	Nuveen Large Cap Select Fund, Class I	21,215,202

988,281	Nuveen Large Cap Value Fund, Class I	16,069,444

117,969	Nuveen Mid Cap Growth Opportunities Fund, Class I •	5,477,309

215,123	Nuveen Mid Cap Value Fund, Class I	5,401,751

1,076,632	Nuveen Quantitative Large Cap Core Fund, Class I	24,773,293

721,837	Nuveen Real Estate Securities Fund, Class I	14,191,308

144,557	Nuveen Small Cap Growth Opportunities Fund, Class I •	3,491,063

239,127	Nuveen Small Cap Select Fund, Class I •	3,558,203

644,321	Nuveen Tactical Market Opportunities Fund, Class I	6,874,906
	Total Equity Funds (cost $174,190,800)	201,374,264
	FIXED INCOME FUNDS – 37.6%

	Affiliated Fixed Income Funds – 37.6%

7,508,891	Nuveen Core Bond Fund, Class I	85,751,536

338,731	Nuveen Inflation Protected Securities Fund, Class I	3,580,392

4,037,585	Nuveen Total Return Bond Fund, Class I	43,040,660
	Total Fixed Income Funds (cost $114,743,034)	132,372,588

Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Fund – 0.4%

$1,424	First American Prime Obligations Fund, 0.062% Ω	$1,423,586
	U.S. Treasury Obligations – 0.9%

3,090	U.S. Treasury Bill, 0.125%, 04/14/2011 ☐	3,089,525
	Total Short-Term Investments (cost $4,513,111)	4,513,111
	Total Investments (cost $305,049,044) – 99.8%	351,151,195
	Other Assets Less Liabilities – 0.2% à	626,037
	Net Assets – 100.0%	$351,777,232

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Strategy Balanced Allocation Fund (continued)

February 28, 2011

Investments in Derivatives

Futures Contracts outstanding at February 28, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
E-Mini MSCI Emerging Markets Index	Long	59	3/11	$3,265,945	$(52,350)
Russell 2000 Mini Index	Short	(44)	3/11	(3,620,760)	(110,001)
S&P 500	Long	78	3/11	25,858,950	1,739,088
S&P Mid Cap 400 E-Mini	Long	38	3/11	3,670,420	204,555
U.S. Treasury 5-Year Note	Short	(166)	6/11	(19,411,625)	(45,797)
U.S. Treasury 10-Year Note	Short	(26)	6/11	(3,095,219)	(5,751)
					$1,729,744

▲	All percentages shown in the Portfolio of Investments are based on net assets.

•	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of February 28, 2011.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of February 28, 2011.

à	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Strategy Conservative Allocation Fund

(formerly First American Strategy Conservative Allocation Fund)

February 28, 2011

Shares	Description ▲	Value

	COMMODITY FUNDS – 1.6%

	Non-Affiliated Commodity Funds – 1.6%

40,018	iShares S&P GSCI Commodity-Indexed Trust •	$1,444,250
	Total Commodity Funds (cost $1,635,379)	1,444,250
	EQUITY FUNDS – 29.0%

	Affiliated Equity Funds – 29.0%

98,282	Nuveen Equity Income Fund, Class I	1,377,916

302,151	Nuveen Global Infrastructure Fund, Class I	2,800,936

711,588	Nuveen International Select Fund, Class I	7,201,267

90,048	Nuveen Large Cap Growth Opportunities Fund, Class I •	3,185,890

204,315	Nuveen Large Cap Select Fund, Class I	2,760,300

87,564	Nuveen Large Cap Value Fund, Class I	1,423,789

21,533	Nuveen Mid Cap Growth Opportunities Fund, Class I •	999,793

1,101	Nuveen Mid Cap Value Fund, Class I	27,637

139,424	Nuveen Quantitative Large Cap Core Fund, Class I	3,208,143

70,023	Nuveen Real Estate Securities Fund, Class I	1,376,659

61,885	Nuveen Small Cap Select Fund, Class I •	920,842

86,012	Nuveen Tactical Market Opportunities Fund, Class I	917,745
	Total Equity Funds (cost $23,723,893)	26,200,917
	FIXED INCOME FUNDS – 68.6%

	Affiliated Fixed Income Funds – 68.6%

3,041,881	Nuveen Core Bond Fund, Class I	34,738,281

174,205	Nuveen Inflation Protected Securities Fund, Class I	1,841,344

846,932	Nuveen Intermediate Term Bond Fund, Class I	8,791,153

1,560,307	Nuveen Total Return Bond Fund, Class I	16,632,875
	Total Fixed Income Funds (cost $58,818,819)	62,003,653

Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Fund – 0.4%

$346	First American Prime Obligations Fund, 0.062% Ω	$346,414
	U.S. Treasury Obligations – 0.4%

380	U.S. Treasury Bill, 0.125%, 04/14/2011 ☐	379,942
	Total Short-Term Investments (cost $726,356)	726,356
	Total Investments (cost $84,904,447) – 100.0%	90,375,176
	Other Assets Less Liabilities – 0.0% à	29,698
	Net Assets – 100.0%	$90,404,874

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Strategy Conservative Allocation Fund (continued)

February 28, 2011

Investments in Derivatives

Futures Contracts outstanding at February 28, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
E-Mini MSCI Emerging Markets Index	Long	9	3/11	$498,195	$(7,986)
Russell 2000 Mini Index	Short	(11)	3/11	(905,190)	(27,500)
S&P 500	Long	9	3/11	2,983,725	200,664
U.S. Treasury 5-Year Note	Short	(7)	6/11	(818,562)	(1,931)
U.S. Treasury 10-Year Note	Short	(3)	6/11	(357,141)	(664)
					$162,583

▲	All percentages shown in the Portfolio of Investments are based on net assets.

•	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of February 28, 2011.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of February 28, 2011.

à	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

32	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

February 28, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Assets
Affiliated investments, at value (cost $103,608, $141,388, $288,934 and $82,542, respectively)	$105,211	$149,409	$333,747	$88,204
Non-affiliated investments, at value (cost $9,549, $10,617, $16,115 and $2,362 respectively)	10,468	10,929	17,404	2,171
Cash	24	302	754	218
Receivables:
Dividends	—	—	15	—
From Adviser	36	49	48	33
Investments sold	—	285	963	200
Shares sold	174	142	450	121
Variation margin on futures contracts	69	69	127	16
Other assets	7	6	6	6
Total assets	115,989	161,191	353,514	90,969
Liabilities
Payables:
Dividends	—	—	—	33
Investments purchased	25	303	771	219
Shares redeemed	678	238	773	233
Accrued expenses:
12b-1 distribution and service fees	26	41	58	24
Other	62	95	135	55
Total liabilities	791	677	1,737	564
Net assets	$115,198	$160,514	$351,777	$90,405
Class A Shares
Net assets	$57,470	$91,565	$175,541	$47,148
Shares outstanding	4,391	7,906	16,654	4,259
Net asset value per share	$13.09	$11.58	$10.54	$11.07
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$13.89	$12.29	$11.18	$11.75
Class B Shares
Net assets	$3,437	$7,177	$7,797	$4,894
Shares outstanding	271	634	750	445
Net asset value and offering price per share	$12.69	$11.33	$10.39	$11.00
Class C Shares
Net assets	$13,624	$21,102	$22,595	$14,348
Shares outstanding	1,076	1,862	2,173	1,304
Net asset value and offering price per share	$12.66	$11.33	$10.40	$11.00
Class R3 Shares
Net assets	$4,516	$5,967	$4,336	$1,878
Shares outstanding	349	521	416	170
Net asset value and offering price per share	$12.95	$11.45	$10.44	$11.05
Class I Shares
Net assets	$36,151	$34,703	$141,508	$22,137
Shares outstanding	2,756	2,985	13,454	2,000
Net asset value and offering price per share	$13.12	$11.62	$10.52	$11.07
Net Assets Consist of:
Capital paid-in	$119,868	$153,739	$320,193	$92,134
Undistributed (Over-distribution of) net investment income	626	1,316	2,492	313
Accumulated net realized gain (loss)	(8,813)	(3,816)	(18,740)	(7,675)
Net unrealized appreciation (depreciation)	3,517	9,275	47,832	5,633
Net assets	$115,198	$160,514	$351,777	$90,405
Authorized shares[1]	$10 billion	$10 billion	$10 billion	$10 billion
Par value per share	$0.01	$0.01	$0.01	$0.01
1	Class R3 is authorized to issue $20 billion shares.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Operations (Unaudited) (all dollars are rounded to thousands (000))

Six Months Ended February 28, 2011

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Investment Income
Dividends from affiliated investments	$916	$1,729	$4,582	$1,624
Interest from non-affiliated investments	2	1	3	—
Total investment income	918	1,730	4,585	1,624
Expenses
Management fees	65	89	194	52
12b-1 service fees – Class A	67	105	214	58
12b-1 distribution and service fees – Class B	17	35	39	25
12b-1 distribution and service fees – Class C	62	96	104	70
12b-1 distribution and service fees – Class R3	10	14	9	5
Administration fees	5	6	9	5
Shareholders’ servicing agent fees and expenses	77	104	146	54
Custodian’s fees and expenses	3	4	10	3
Directors’ fees and expenses	11	12	12	11
Professional fees	19	21	32	18
Shareholders’ reports – printing and mailing expenses	14	21	35	10
Federal and state registration fees	49	55	56	52
Other expenses	7	8	9	8
Total expenses before expense reimbursement	406	570	869	371
Expense reimbursement	(153)	(186)	(212)	(135)
Net expenses	253	384	657	236
Net investment income	$665	$1,346	$3,928	$1,388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	5,024	11,003	17,952	7,388
Non-affiliated investments	476	507	(292)	16
Distributions from affiliated investment company shares	9	79	176	141
Futures contracts	(1,138)	(730)	(1,069)	(343)
Total net realized gain (loss)	4,371	10,859	16,767	7,202
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	20,513	17,721	33,249	(473)
Non-affiliated investments	1,343	1,511	3,656	327
Futures contracts	2,046	2,166	3,669	358
Total change in net unrealized appreciation (depreciation)	23,902	21,398	40,574	212
Net realized and unrealized gain (loss)	28,273	32,257	57,341	7,414
Net increase (decrease) in net assets from operations	$28,938	$33,603	$61,269	$8,802

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (all dollars are rounded to thousands (000))

	Strategy Aggressive Growth Allocation		Strategy Growth Allocation
	Six Months Ended 2/28/11	Year Ended 8/31/10	Six Months Ended 2/28/11	Year Ended 8/31/10
Operations
Net investment income	$665	$1,116	$1,346	$2,670
Total net realized gain (loss)	4,371	3,938	10,859	6,724
Total change in net unrealized appreciation (depreciation)	23,902	(131)	21,398	(179)
Net increase (decrease) in net assets from operations	28,938	4,923	33,603	9,215
Distributions to Shareholders
From net investment income:
Class A	(862)	(548)	(1,897)	(1,405)
Class B	(29)	(20)	(102)	(103)
Class C	(125)	(66)	(316)	(225)
Class R3	(61)	(24)	(120)	(65)
Class I	(597)	(952)	(816)	(1,821)
Return of Capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,674)	(1,610)	(3,251)	(3,619)
Fund Share Transactions
Proceeds from sale of shares	11,697	36,235	16,634	55,072
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,361	1,402	2,932	3,354
	13,058	37,637	19,566	58,426
Cost of shares redeemed	(59,571)	(24,668)	(74,592)	(40,990)
Net increase (decrease) in net assets from Fund share transactions	(46,513)	12,969	(55,026)	17,436
Net increase (decrease) in net assets	(19,249)	16,282	(24,674)	23,032
Net assets at the beginning of period	134,447	118,165	185,188	162,156
Net assets at the end of period	$115,198	$134,447	$160,514	$185,188
Undistributed (Over-distribution of) net investment income at the end of period	$626	$1,636	$1,316	$3,221

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (Unaudited) (all dollars are rounded to thousands (000)) (continued)

	Strategy Balanced Allocation		Strategy Conservative Allocation
	Six Months Ended 2/28/11	Year Ended 8/31/10	Six Months Ended 2/28/11	Year Ended 8/31/10
Operations
Net investment income	$3,928	$8,487	$1,388	$3,041
Total net realized gain (loss)	16,767	11,569	7,202	1,972
Total change in net unrealized appreciation (depreciation)	40,574	8,835	212	3,882
Net increase (decrease) in net assets from operations	61,269	28,891	8,802	8,895
Distributions to Shareholders
From net investment income:
Class A	(924)	(3,897)	(488)	(1,274)
Class B	(13)	(171)	(35)	(131)
Class C	(38)	(308)	(99)	(270)
Class R3	(14)	(50)	(18)	(27)
Class I	(1,229)	(5,293)	(422)	(1,466)
Return of Capital:
Class A	—	—	—	(16)
Class B	—	—	—	(2)
Class C	—	—	—	(4)
Class R3	—	—	—	—
Class I	—	—	—	(17)
Decrease in net assets from distributions to shareholders	(2,218)	(9,719)	(1,062)	(3,207)
Fund Share Transactions
Proceeds from sale of shares	26,693	77,551	11,927	42,473
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,031	9,121	867	2,750
	28,724	86,672	12,794	45,223
Cost of shares redeemed	(144,570)	(70,132)	(43,584)	(24,451)
Net increase (decrease) in net assets from Fund share transactions	(115,846)	16,540	(30,790)	20,772
Net increase (decrease) in net assets	(56,795)	35,712	(23,050)	26,460
Net assets at the beginning of period	408,572	372,860	113,455	86,995
Net assets at the end of period	$351,777	$408,572	$90,405	$113,455
Undistributed (Over-distribution of) net investment income at the end of period	$2,492	$782	$313	$(14)

See accompanying notes to financial statements.

36	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	37

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY AGGRESSIVE GROWTH ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011(e)	$10.56	$.07	$2.65	$2.72	$(.19)	$—	$(.19)	$13.09
2010	10.21	.09	.39	.48	(.13)	—	(.13)	10.56
2009	12.37	.12	(2.25)	(2.13)	—	(.03)	(.03)	10.21
2008	13.50	.43	(1.13)	(.70)	(.43)	—	(.43)	12.37
2007	11.92	.17	1.66	1.83	(.25)	—	(.25)	13.50
2006	10.92	.17	1.00	1.17	(.17)	—	(.17)	11.92
Class B (9/01)
2011(e)	10.20	.03	2.56	2.59	(.10)	—	(.10)	12.69
2010	9.88	.01	.37	.38	(.06)	—	(.06)	10.20
2009	12.06	.05	(2.20)	(2.15)	—	(.03)	(.03)	9.88
2008	13.19	.30	(1.07)	(.77)	(.36)	—	(.36)	12.06
2007	11.71	.06	1.64	1.70	(.22)	—	(.22)	13.19
2006	10.78	.06	1.00	1.06	(.13)	—	(.13)	11.71
Class C (9/01)
2011(e)	10.19	.03	2.56	2.59	(.12)	—	(.12)	12.66
2010	9.89	—	.38	.38	(.08)	—	(.08)	10.19
2009	12.07	.05	(2.20)	(2.15)	—	(.03)	(.03)	9.89
2008	13.20	.27	(1.04)	(.77)	(.36)	—	(.36)	12.07
2007	11.72	.06	1.63	1.69	(.21)	—	(.21)	13.20
2006	10.78	.07	1.00	1.07	(.13)	—	(.13)	11.72
Class R3 (10/96)(f)
2011(e)	10.44	.06	2.63	2.69	(.18)	—	(.18)	12.95
2010	10.12	.05	.39	.44	(.12)	—	(.12)	10.44
2009	12.29	.09	(2.23)	(2.14)	—	(.03)	(.03)	10.12
2008	13.42	.34	(1.07)	(.73)	(.40)	—	(.40)	12.29
2007	11.87	.10	1.69	1.79	(.24)	—	(.24)	13.42
2006	10.89	.03	1.11	1.14	(.16)	—	(.16)	11.87
Class I (9/01)(f)
2011(e)	10.59	.06	2.69	2.75	(.22)	—	(.22)	13.12
2010	10.24	.11	.39	.50	(.15)	—	(.15)	10.59
2009	12.38	.15	(2.26)	(2.11)	—	(.03)	(.03)	10.24
2008	13.51	.45	(1.12)	(.67)	(.46)	—	(.46)	12.38
2007	11.92	.20	1.65	1.85	(.26)	—	(.26)	13.51
2006	10.92	.19	1.00	1.19	(.19)	—	(.19)	11.92

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

25.90%	$57,470	.65	%*	.98	%*	.40	%*	1.23	%*	20%
4.64	46,829	.61		.59		.40		.80		29
(17.16)	42,509	.68		1.09		.40		1.37		35
(5.41)	50,241	.60		3.05		.40		3.25		45
15.51	57,337	.61		1.13		.40		1.34		50
10.77	61,645	.97		.87		.40		1.44		18

25.44	3,437	1.40	*	.21	*	1.15	*	.45	*	20
3.78	3,211	1.36		(.12)		1.15		.09		29
(17.77)	3,728	1.43		.35		1.15		.63		35
6.06	5,304	1.35		2.13		1.15		2.33		45
14.60	4,806	1.36		.30		1.15		.51		50
9.89	3,196	1.72		—	**	1.15		.57		18

25.46	13,624	1.40	*	.22	*	1.15	*	.47	*	20
3.76	10,723	1.36		(.21)		1.15		—	**	29
(17.75)	7,712	1.43		.26		1.15		.54		35
(6.04)	6,232	1.35		1.88		1.15		2.08		45
14.58	3,828	1.36		.30		1.15		.51		50
9.99	2,709	1.72		.05		1.15		.62		18

25.83	4,516	.91	*	.79	*	.65	*	1.05	*	20
4.24	3,151	.86		.26		.65		.47		29
(17.35)	1,885	.93		.73		.65		1.01		35
(5.60)	1,269	.85		2.42		.65		2.62		45
15.21	725	.86		.58		.65		.79		50
10.54	258	1.37		(.45)		.65		.27		18

26.10	36,151	.37	*	.77	*	.15	*	.99	*	20
4.84	70,533	.36		.83		.15		1.04		29
(16.98)	62,331	.43		1.36		.15		1.64		35
(5.17)	74,345	.35		3.20		.15		3.40		45
15.74	68,935	.36		1.30		.15		1.51		50
11.05	58,515	.72		1.10		.15		1.67		18
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charges, reinvested dividend income at net asset value and reinvested capital gains distribution at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
STRATEGY GROWTH ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011(e)	$9.76	$.09	$1.98	$2.07	$(.25)	$—	$(.25)	$11.58
2010	9.40	.14	.42	.56	(.20)	—	(.20)	9.76
2009	11.72	.19	(1.87)	(1.68)	—	(.64)	(.64)	9.40
2008	12.87	.45	(.97)	(.52)	(.45)	(.18)	(.63)	11.72
2007	11.57	.22	1.32	1.54	(.24)	—	(.24)	12.87
2006	10.79	.21	.78	.99	(.21)	—	(.21)	11.57
Class B (9/01)
2011(e)	9.50	.05	1.94	1.99	(.16)	—	(.16)	11.33
2010	9.17	.07	.39	.46	(.13)	—	(.13)	9.50
2009	11.53	.13	(1.85)	(1.72)	—	(.64)	(.64)	9.17
2008	12.68	.34	(.94)	(.60)	(.37)	(.18)	(.55)	11.53
2007	11.46	.12	1.30	1.42	(.20)	—	(.20)	12.68
2006	10.69	.11	.79	.90	(.13)	—	(.13)	11.46
Class C (9/01)
2011(e)	9.52	.05	1.93	1.98	(.17)	—	(.17)	11.33
2010	9.21	.06	.40	.46	(.15)	—	(.15)	9.52
2009	11.57	.12	(1.84)	(1.72)	—	(.64)	(.64)	9.21
2008	12.73	.32	(.93)	(.61)	(.37)	(.18)	(.55)	11.57
2007	11.49	.12	1.32	1.44	(.20)	—	(.20)	12.73
2006	10.73	.12	.77	.89	(.13)	—	(.13)	11.49
Class R3 (10/96)(f)
2011(e)	9.64	.08	1.96	2.04	(.23)	—	(.23)	11.45
2010	9.32	.11	.40	.51	(.19)	—	(.19)	9.64
2009	11.65	.16	(1.85)	(1.69)	—	(.64)	(.64)	9.32
2008	12.80	.37	(.92)	(.55)	(.42)	(.18)	(.60)	11.65
2007	11.53	.15	1.35	1.50	(.23)	—	(.23)	12.80
2006	10.76	.18	.77	.95	(.18)	—	(.18)	11.53
Class I (9/01)(f)
2011(e)	9.80	.08	2.01	2.09	(.27)	—	(.27)	11.62
2010	9.44	.17	.41	.58	(.22)	—	(.22)	9.80
2009	11.74	.21	(1.87)	(1.66)	—	(.64)	(.64)	9.44
2008	12.88	.48	(.96)	(.48)	(.48)	(.18)	(.66)	11.74
2007	11.58	.25	1.30	1.55	(.25)	—	(.25)	12.88
2006	10.79	.24	.79	1.03	(.24)	—	(.24)	11.58

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

21.27%	$91,565	.62	%*	1.48	%*	.40	%*	1.70	%*	17%
5.84	75,101	.56		1.24		.40		1.40		25
(13.07)	63,942	.62		2.05		.40		2.27		42
(4.36)	65,193	.56		3.42		.40		3.58		42
13.45	67,433	.58		1.58		.40		1.76		58
9.25	67,477	.94		1.36		.40		1.90		19

20.99	7,177	1.37	*	.70	*	1.15	*	.92	*	17
4.92	6,682	1.31		.56		1.15		.72		25
(13.66)	7,692	1.37		1.34		1.15		1.56		42
(5.05)	10,239	1.31		2.61		1.15		2.77		42
12.47	9,765	1.33		.77		1.15		.95		58
8.50	7,103	1.69		.48		1.15		1.02		19

20.92	21,102	1.37	*	.72	*	1.15	*	.95	*	17
4.87	16,862	1.31		.48		1.15		.64		25
(13.61)	12,428	1.37		1.25		1.15		1.47		42
(5.08)	8,771	1.31		2.44		1.15		2.60		42
12.61	6,304	1.33		.76		1.15		.94		58
8.35	5,049	1.69		.56		1.15		1.10		19

21.23	5,967	.87	*	1.24	*	.65	*	1.46	*	17
5.36	4,831	.81		.94		.65		1.10		25
(13.24)	2,335	.87		1.71		.65		1.93		42
(4.58)	1,403	.81		2.88		.65		3.04		42
13.15	716	.83		1.03		.65		1.21		58
8.94	197	1.34		.95		.65		1.64		19

21.45	34,703	.33	*	1.33	*	.15	*	1.52	*	17
6.02	81,712	.31		1.52		.15		1.68		25
(12.86)	75,759	.37		2.31		.15		2.53		42
(4.03)	84,410	.31		3.64		.15		3.80		42
13.58	88,341	.33		1.81		.15		1.99		58
9.62	80,118	.69		1.57		.15		2.11		19
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charges, reinvested dividend income at net asset value and reinvested capital gains distribution at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
STRATEGY BALANCED ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011(e)	$9.04	$.10	$1.45	$1.55	$(.05)	$—	$(.05)	$10.54
2010	8.60	.19	.47	.66	(.22)	—	(.22)	9.04
2009	10.48	.28	(1.46)	(1.18)	(.24)	(.46)	(.70)	8.60
2008	11.99	.43	(.79)	(.36)	(.48)	(.67)	(1.15)	10.48
2007	10.96	.26	1.00	1.26	(.23)	—	(.23)	11.99
2006	10.37	.26	.58	.84	(.25)	—	(.25)	10.96
Class B (9/01)
2011(e)	8.91	.06	1.44	1.50	(.02)	—	(.02)	10.39
2010	8.49	.12	.47	.59	(.17)	—	(.17)	8.91
2009	10.36	.22	(1.44)	(1.22)	(.19)	(.46)	(.65)	8.49
2008	11.87	.34	(.78)	(.44)	(.40)	(.67)	(1.07)	10.36
2007	10.89	.17	.99	1.16	(.18)	—	(.18)	11.87
2006	10.31	.17	.59	.76	(.18)	—	(.18)	10.89
Class C (9/01)
2011(e)	8.91	.06	1.45	1.51	(.02)	—	(.02)	10.40
2010	8.50	.11	.47	.58	(.17)	—	(.17)	8.91
2009	10.38	.23	(1.46)	(1.23)	(.19)	(.46)	(.65)	8.50
2008	11.88	.33	(.76)	(.43)	(.40)	(.67)	(1.07)	10.38
2007	10.90	.17	1.00	1.17	(.19)	—	(.19)	11.88
2006	10.32	.17	.59	.76	(.18)	—	(.18)	10.90
Class R3 (10/96)(f)
2011(e)	8.95	.09	1.44	1.53	(.04)	—	(.04)	10.44
2010	8.52	.15	.48	.63	(.20)	—	(.20)	8.95
2009	10.40	.25	(1.44)	(1.19)	(.23)	(.46)	(.69)	8.52
2008	11.91	.39	(.77)	(.38)	(.46)	(.67)	(1.13)	10.40
2007	10.91	.20	1.02	1.22	(.22)	—	(.22)	11.91
2006	10.33	.19	.63	.82	(.24)	—	(.24)	10.91
Class I (9/01)(f)
2011(e)	9.02	.10	1.47	1.57	(.07)	—	(.07)	10.52
2010	8.57	.21	.48	.69	(.24)	—	(.24)	9.02
2009	10.46	.30	(1.47)	(1.17)	(.26)	(.46)	(.72)	8.57
2008	11.96	.46	(.78)	(.32)	(.51)	(.67)	(1.18)	10.46
2007	10.94	.28	1.00	1.28	(.26)	—	(.26)	11.96
2006	10.36	.28	.58	.86	(.28)	—	(.28)	10.94

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

17.22%	$175,541	.52	%*	1.94	%*	.40	%*	2.06	%*	13%
7.64	161,798	.48		1.95		.39		2.04		24
(9.87)	156,820	.48		3.49		.40		3.57		67
(3.58)	119,109	.47		3.76		.40		3.83		34
11.66	124,565	.49		2.17		.40		2.26		64
8.21	125,595	.90		1.93		.40		2.43		17

16.80	7,797	1.26	*	1.19	*	1.15	*	1.30	*	13
6.87	7,603	1.23		1.24		1.14		1.33		24
(10.57)	10,374	1.23		2.80		1.15		2.88		67
(4.33)	9,299	1.22		2.99		1.15		3.06		34
10.80	9,017	1.24		1.35		1.15		1.44		64
7.42	6,819	1.65		1.07		1.15		1.57		17

16.94	22,595	1.27	*	1.21	*	1.15	*	1.32	*	13
6.81	18,241	1.23		1.16		1.14		1.25		24
(10.62)	12,754	1.23		2.87		1.15		2.95		67
(4.22)	10,090	1.22		2.91		1.15		2.98		34
10.80	6,910	1.24		1.37		1.15		1.46		64
7.39	5,454	1.65		1.06		1.15		1.56		17

17.15	4,336	.77	*	1.66	*	.65	*	1.78	*	13
7.40	2,962	.73		1.57		.64		1.66		24
(10.17)	1,640	.73		3.16		.65		3.24		67
(3.81)	1,193	.72		3.40		.65		3.47		34
11.27	801	.74		1.60		.65		1.69		64
8.00	148	1.30		1.11		.65		1.76		17

17.40	141,508	.25	*	2.01	*	.15	*	2.11	*	13
7.98	217,968	.23		2.18		.14		2.27		24
(9.77)	191,272	.23		3.73		.15		3.81		67
(3.26)	154,485	.22		4.00		.15		4.07		34
11.87	166,619	.24		2.35		.15		2.44		64
8.40	138,208	.65		2.08		.15		2.58		17
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charges, reinvested dividend income at net asset value and reinvested capital gains distribution at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
STRATEGY CONSERVATIVE ALLOCATION
Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (9/01)
2011(e)	$10.27	$.15	$.76	$.91	$(.11)	$—	$—		$(.11)	$11.07
2010	9.64	.31	.65	.96	(.33)	—	—	**	(.33)	10.27
2009	10.68	.42	(.74)	(.32)	(.46)	(.25)	(.01)		(.72)	9.64
2008	11.73	.48	(.60)	(.12)	(.57)	(.36)	—		(.93)	10.68
2007	11.40	.37	.51	.88	(.34)	(.21)	—		(.55)	11.73
2006	11.25	.40	.14	.54	(.39)	—	—		(.39)	11.40
Class B (9/01)
2011(e)	10.20	.11	.76	.87	(.07)	—	—		(.07)	11.00
2010	9.58	.24	.63	.87	(.25)	—	—	**	(.25)	10.20
2009	10.61	.35	(.73)	(.38)	(.39)	(.25)	(.01)		(.65)	9.58
2008	11.66	.40	(.61)	(.21)	(.48)	(.36)	—		(.84)	10.61
2007	11.34	.28	.51	.79	(.26)	(.21)	—		(.47)	11.66
2006	11.20	.31	.14	.45	(.31)	—	—		(.31)	11.34
Class C (9/01)
2011(e)	10.21	.11	.75	.86	(.07)	—	—		(.07)	11.00
2010	9.59	.23	.64	.87	(.25)	—	—	**	(.25)	10.21
2009	10.63	.33	(.71)	(.38)	(.40)	(.25)	(.01)		(.66)	9.59
2008	11.68	.39	(.59)	(.20)	(.49)	(.36)	—		(.85)	10.63
2007	11.36	.28	.51	.79	(.26)	(.21)	—		(.47)	11.68
2006	11.22	.31	.15	.46	(.32)	—	—		(.32)	11.36
Class R3 (10/96)(f)
2011(e)	10.25	.14	.76	.90	(.10)	—	—		(.10)	11.05
2010	9.62	.29	.64	.93	(.30)	—	—	**	(.30)	10.25
2009	10.66	.40	(.74)	(.34)	(.44)	(.25)	(.01)		(.70)	9.62
2008	11.71	.46	(.61)	(.15)	(.54)	(.36)	—		(.90)	10.66
2007	11.39	.34	.51	.85	(.32)	(.21)	—		(.53)	11.71
2006	11.25	.29	.22	.51	(.37)	—	—		(.37)	11.39
Class I (9/01)(f)
2011(e)	10.26	.15	.79	.94	(.13)	—	—		(.13)	11.07
2010	9.64	.34	.63	.97	(.35)	—	—	**	(.35)	10.26
2009	10.68	.44	(.73)	(.29)	(.49)	(.25)	(.01)		(.75)	9.64
2008	11.73	.51	(.60)	(.09)	(.60)	(.36)	—		(.96)	10.68
2007	11.40	.39	.52	.91	(.37)	(.21)	—		(.58)	11.73
2006	11.25	.42	.15	.57	(.42)	—	—		(.42)	11.40

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

8.93%	$47,148	.67	%*	2.53	%*	.40	%*	2.80	%*	13%
10.01	45,233	.67		2.79		.40		3.06		18
(1.76)	34,653	.79		4.34		.40		4.73		63
(1.27)	30,926	.73		3.89		.40		4.22		20
7.89	30,580	.77		2.83		.40		3.20		71
4.97	30,250	1.00		2.96		.40		3.56		23

8.59	4,894	1.42	*	1.78	*	1.15	*	2.05	*	13
9.15	5,137	1.42		2.09		1.15		2.36		18
(2.52)	5,322	1.54		3.57		1.15		3.96		63
(2.01)	4,301	1.48		3.16		1.15		3.49		20
7.07	4,131	1.52		2.07		1.15		2.44		71
4.14	3,624	1.75		2.20		1.15		2.80		23

8.49	14,348	1.42	*	1.79	*	1.15	*	2.06	*	13
9.17	13,238	1.42		2.01		1.15		2.28		18
(2.51)	8,642	1.54		3.40		1.15		3.79		63
(1.99)	3,558	1.48		3.15		1.15		3.48		20
7.05	2,914	1.52		2.06		1.15		2.43		71
4.17	2,175	1.75		2.14		1.15		2.74		23

8.82	1,878	.92	*	2.32	*	.65	*	2.59	*	13
9.76	1,695	.92		2.53		.65		2.80		18
(2.05)	760	1.04		4.13		.65		4.52		63
(1.50)	798	.98		3.69		.65		4.02		20
7.63	706	1.02		2.54		.65		2.91		71
4.67	250	1.40		1.83		.65		2.58		23

9.17	22,137	.39	*	2.62	*	.15	*	2.87	*	13
10.18	48,152	.42		3.03		.15		3.30		18
(1.47)	37,618	.54		4.64		.15		5.03		63
(1.02)	37,364	.48		4.16		.15		4.49		20
8.17	38,470	.52		3.00		.15		3.37		71
5.23	61,008	.75		3.19		.15		3.79		23
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charges, reinvested dividend income at net asset value and reinvested capital gains distribution at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2011.
(f)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010.

In connection with the transaction, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC. There was no change in the funds’ investment objectives or policies as a result of the transaction. The transition did result in a change to each fund’s name effective January 1, 2011.

Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

First American Strategy Funds, Inc. known as Nuveen Strategy Funds, Inc. effective April 4, 2011 (the “Trust” or “FASF”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”) formerly known as First American Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”) formerly known as First American Strategy Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”) formerly known as First American Strategy Balanced Allocation Fund and Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) formerly known as First American Strategy Conservative Allocation Fund (each a “Fund” and collectively, the “Funds”).

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income. Strategy Balanced Allocation Fund’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation Fund’s investment objective is to seek a high level of current income consistent with limited risk to capital.

Each Fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the Adviser (the “Underlying Funds”). In addition to investing in the Underlying Funds, each Fund also may invest in securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). Each Fund may invest up to 10% of its total assets in such securities. Each Fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The Funds’ investments objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, foreign currency exchange contracts, and purchased and written options.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares. Each Fund offers Class A, Class B, Class C, Class R3 and Class I Shares. Class A Shares are subject to a 5.75% up-front sales charge.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Security valuations for the Funds’ investments in unaffiliated investment companies are furnished by an independent pricing service that has been approved by the Funds’ Board of Directors. Investments in open-end funds are valued at their respective net asset values on the valuation date. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ National Market (“NASDAQ”)) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the

46	Nuveen Investments

last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

The following investment vehicles, when held by a Fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the Adviser on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the Funds’ Board of Directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (all dollars and shares are rounded to thousands (000)) (continued)

The Funds invested in equity futures as an overlay to adjust the exposures created by the several funds that constitute each Fund. During the six months ended February 28, 2011, the Funds purchased futures on the S&P 500 Index and to increase their exposure to that asset type, and, except for Strategy Aggressive Growth Allocation, sold futures contracts on the Russell 2000 Index to decrease their exposure to stocks in that index. Strategy Aggressive Growth Allocation, Strategy Growth Allocation and Strategy Balanced Allocation also purchased futures on the S&P Midcap 400 Index and MSCI Emerging Markets Index to increase their exposure to stocks in these indices. Additionally, during the six months ended February 28, 2011, the Funds sold futures contracts on the 5 and 10 year Treasury notes to reduce the overall sensitivity of each Fund to changes in interest rates. The Funds also invested in foreign currency exchange futures to maintain a partial currency hedge versus the international equity exposure. The average number of futures contracts outstanding during the six months ended February 28, 2011, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Average number of futures contracts outstanding*	211	242	425	52
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds continue to be prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period September 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the the period September 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the closing of the sale.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to

48	Nuveen Investments

maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$8,178	$—	$—	$8,178
Equity Funds	97,474	—	—	97,474
Fixed Income Funds	7,738	—	—	7,738
Short-Term Investments	795	1,495	—	2,290
Derivatives:
Futures Contracts*	994	—	—	994
Total	$115,179	$1,495	$—	$116,674

Strategy Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$8,501	$—	$—	$8,501
Equity Funds	113,335	—	—	113,335
Fixed Income Funds	36,074	—	—	36,074
Short-Term Investments	728	1,700	—	2,428
Derivatives:
Futures Contracts*	941	—	—	941
Total	$159,579	$1,700	$—	$161,279

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$12,891	$—	$—	$12,891
Equity Funds	201,374	—	—	201,374
Fixed Income Funds	132,373	—	—	132,373
Short-Term Investments	1,423	3,090	—	4,513
Derivatives:
Futures Contracts*	1,730	—	—	1,730
Total	$349,791	$3,090	$—	$352,881

Strategy Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$1,444	$—	$—	$1,444
Equity Funds	26,201	—	—	26,201
Fixed Income Funds	62,004	—	—	62,004
Short-Term Investments	346	380	—	726
Derivatives:
Futures Contracts*	163	—	—	163
Total	$90,158	$380	$—	$90,538
*	Represents net unrealized appreciation (depreciation).

During the six months ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (all dollars and shares are rounded to thousands (000)) (continued)

transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of February 28, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Strategy Aggressive Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,043	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$22
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	27
Total			$1,043		$49

Strategy Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,050	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$79
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	30
Total			$1,050		$109

Strategy Balanced Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,944	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$162
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	52
Total			$1,944		$214

Strategy Conservative Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$201	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$35
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	3
Total			$201		$38
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented in the Statement of Assets and Liabilities.

50	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended February 28, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$(1,680)	$(1,048)	$(2,167)	$(459)
Foreign Currency Exchange Rate	(1,248)	(1,543)	(2,267)	(281)
Interest Rate	1,790	1,861	3,365	397
Total	$(1,138)	$(730)	$(1,069)	$(343)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$1,511	$1,478	$2,661	$215
Foreign Currency Exchange Rate	523	656	962	137
Interest Rate	12	32	46	6
Total	$2,046	$2,166	$3,669	$358

4. Fund Shares

Transactions in Fund shares were as follows:

	Strategy Aggressive Growth Allocation				Strategy Growth Allocation
	Six Months Ended 2/28/11		Year Ended 8/31/10		Six Months Ended 2/28/11		Year Ended 8/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	355	$4,311	1,131	$12,448	780	$8,588	2,506	$25,206
Class B	5	53	4	47	6	65	14	138
Class C	131	1,545	417	4,462	198	2,121	707	6,966
Class R3(1)	91	1,108	161	1,753	74	800	305	3,053
Class I(1)	386	4,680	1,596	17,525	465	5,060	1,952	19,709
Shares issued to shareholders due to reinvestment of distributions:
Class A	67	838	47	530	167	1,853	135	1,370
Class B	2	29	2	20	9	100	10	101
Class C	10	117	6	62	26	288	21	213
Class R3(1)	5	61	3	25	11	120	7	65
Class I(1)	25	316	68	765	51	571	158	1,605
	1,077	13,058	3,435	37,637	1,787	19,566	5,815	58,426
Shares redeemed:
Class A	(467)	(5,778)	(904)	(9,933)	(740)	(8,132)	(1,742)	(17,530)
Class B	(51)	(609)	(69)	(731)	(84)	(901)	(160)	(1,585)
Class C	(117)	(1,381)	(150)	(1,583)	(133)	(1,426)	(308)	(3,023)
Class R3(1)	(49)	(598)	(48)	(520)	(65)	(713)	(62)	(620)
Class I(1)	(4,313)	(51,205)	(1,090)	(11,901)	(5,868)	(63,420)	(1,797)	(18,232)
	(4,997)	(59,571)	(2,261)	(24,668)	(6,890)	(74,592)	(4,069)	(40,990)
Net increase (decrease)	(3,920)	$(46,513)	1,174	$12,969	(5,103)	$(55,026)	1,746	$17,436
(1)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (all dollars and shares are rounded to thousands (000)) (continued)

	Strategy Balanced Allocation				Strategy Conservative Allocation
	Six Months Ended 2/28/11		Year Ended 8/31/10		Six Months Ended 2/28/11		Year Ended 8/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	864	$8,655	2,788	$25,654	485	$5,209	1,655	$16,912
Class B	5	54	15	136	3	29	12	123
Class C	315	3,096	914	8,315	133	1,413	587	5,977
Class R3(1)	130	1,304	192	1,763	34	368	100	1,025
Class I(1)	1,374	13,584	4,566	41,683	459	4,908	1,805	18,437
Shares issued to shareholders due to reinvestment of distributions:
Class A	91	899	414	3,787	41	443	115	1,176
Class B	1	12	18	164	3	31	12	118
Class C	4	35	31	277	8	86	23	230
Class R3(1)	1	14	5	50	2	18	3	27
Class I(1)	110	1,072	531	4,843	27	289	118	1,199
	2,895	28,725	9,474	86,672	1,195	12,794	4,430	45,223
Shares redeemed:
Class A	(2,204)	(22,095)	(3,542)	(32,625)	(673)	(7,235)	(959)	(9,788)
Class B	(110)	(1,080)	(402)	(3,643)	(64)	(688)	(75)	(764)
Class C	(191)	(1,904)	(399)	(3,625)	(134)	(1,440)	(214)	(2,184)
Class R3(1)	(47)	(467)	(58)	(529)	(31)	(341)	(17)	(168)
Class I(1)	(12,203)	(119,024)	(3,239)	(29,710)	(3,179)	(33,880)	(1,134)	(11,547)
	(14,755)	(144,570)	(7,640)	(70,132)	(4,081)	(43,584)	(2,399)	(24,451)
Net increase (decrease)	(11,860)	$(115,845)	1,834	$16,540	(2,886)	$(30,790)	2,031	$20,772
(1)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Class B Shares converted to Class A shares (reflected above as Class A Shares issued and Class B Shares redeemed) during the six months ended February 28, 2011 and fiscal year ended August 31, 2010, were as follows:

Fund	Six Months Ended 2/28/11	Year Ended 8/31/10
Strategy Aggressive Growth Allocation Fund	14	23
Strategy Growth Allocation Fund	44	46
Strategy Balanced Allocation Fund	63	201
Strategy Conservative Allocation Fund	23	16

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended February 28, 2011, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Purchases:
Affiliated investments	$23,581	$28,063	$48,488	$13,374
Non-affiliated investments	3,040	2,349	2,375	387
Sales and maturities:
Affiliated investments	69,208	82,304	152,836	40,784
Non-affiliated investments	3,151	3,310	5,629	535

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below.

Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

52	Nuveen Investments

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Cost of investments	$113,891	$155,390	$315,238	$88,115
Gross unrealized:
Appreciation	$5,089	$9,632	$46,102	$5,936
Depreciation	(3,301)	(4,684)	(10,189)	(3,676)
Net unrealized appreciation (depreciation) of investments	$1,788	$4,948	$35,913	$2,260

Permanent differences, primarily due to investments in other regulated investment companies, resulted in reclassifications among the Funds’ components of net assets at August 31, 2010, the Funds’ last tax year-end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Capital paid-in	$—	$—	$—	$(33)
Undistributed (Over-distribution of) net investment income	605	631	1,023	164
Accumulated net realized gain (loss)	(605)	(631)	(1,023)	(131)

The tax components of undistributed net ordinary income and net long-term capital gains at August 31, 2010, the Funds’ last tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Undistributed ordinary income*	$1,675	$3,251	$782	$—
Undistributed net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$1,610	$3,619	$9,719	$3,168
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	39
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At August 31, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Expiration year:
August 31, 2017	$3,978	$2,816	$4,637	$5,038
August 31, 2018	9,156	9,692	20,474	6,822
Total	$13,134	$12,508	$25,111	$11,860

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through August 31, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation
Post-October capital losses	$362	$2,137

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period September 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly fee equal, on an annual basis, to 0.10% of each Fund’s average daily net assets. Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement each Fund will continue to pay Nuveen Fund Advisors a monthly fee equal, on an annual basis, to 0.10% of each Fund’s average daily net assets.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (all dollars and shares are rounded to thousands (000)) (continued)

During the period September 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other fund expenses at least through December 31, 2010, so that total fund operating expenses, as a percentage of average daily net assets, did not exceed 0.40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, 0.65% for Class R Shares (renamed Class R3 Shares) and 0.15% for Class Y Shares (renamed Class I Shares). Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse of fund expenses of each Fund through March 31, 2012, so that total annual fund operating expenses, after waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed .40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, 0.65% for Class R3 Shares and 0.15% for Class I Shares.

During the period September 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected First American open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period September 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds reimbursed USBFS for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with FASF. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period September 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with FASF. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each the Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period September 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Investments LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, who now serves as the Funds’ distributor. Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

54	Nuveen Investments

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase are retained by Quasar and the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended February 28, 2011, Quasar and the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
12b-1 fees retained	$66	$114	$182	$76

During the six months ended, Quasar and the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Sales charges collected	$39	$82	$104	$75
Paid to financial intermediaries	$35	$74	$94	$68

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Beginning January 18, 2011, Quasar and the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Commission advances	$5	$10	$10	$3

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period September 1, 2010 through December 31, 2010, legal fees and expenses of $8 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period September 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Fund of $1 million or more are sold at net asset value without an sales charge. Class A Share purchases of the Funds may be subject to a CDSC of 1% if redeemed within one year of purchase. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

Quasar and the Distributor also collected and retained CDSC on share redemptions during the six months ended February 28, 2011, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
CDSC retained	$3	$6	$7	$5

8. Subsequent Events

Name Changes

On April 30, 2011, the Distributor will change its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Strategy Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Strategy Conservative Allocation Fund (formerly known as the Strategy Conservative Allocation Fund) and the Nuveen Strategy Growth Allocation Fund (formerly known as the Strategy Growth Allocation Fund)), stockholders of the Funds approved the New Advisory Agreement and the Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests

56	Nuveen Investments

of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services, including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high-quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each Fund with the same investment objective and principal strategies and the same portfolio management team. In light of the continuity of investment personnel, the Prior Board considered the historical investment performance of each Fund previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement, although the Funds were not charged for these services. The Prior Board considered that the advisory fee rates would not change as a result of NFA serving as investment adviser to each Fund, and that the advisory fees to be paid by each Fund to NFA under the New Advisory Agreement (0.10% of average daily net assets) would be identical to total fees paid to FAF under the Prior Advisory Agreement (0.10% of average daily net assets) and the Prior Administrative Agreement (0.00% of average daily net assets). The Prior Board also noted that certain services provided to the Funds under the Prior Administrative Agreement would not be provided to the Funds under the New Advisory Agreement and would be delegated to other service providers and paid for by the Funds. Similarly, certain fees paid by FAF under the Prior Administrative Agreement would not be paid by NFA under the New Advisory Agreement and would be paid directly by the Funds.

The Prior Board also considered NFA’s representation that immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same as or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board considered the extent to which economies of scale will be realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of stockholders. The Prior Board reviewed each Fund’s asset

Nuveen Investments	57

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

size, each Fund’s expense ratio, the proposed expense limitation and whether the investment process produced economies of scale. The Prior Board concluded that each Fund’s proposed advisory fee reasonably reflected recognition of any economies of scale.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

Sub-Advisory Agreement. The Prior Board also approved the Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the Sub-Advisory Agreement.

58	Nuveen Investments

Notes

Nuveen Investments	59

Notes

60	Nuveen Investments

Notes

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones Moderately Aggressive U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 80% of the risk of the U.S. equities market.

Dow Jones Moderate U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 60% of the risk of the U.S. equities markets.

Dow Jones Conservative U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.

Lipper Flexible Portfolio Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Fund category.

Lipper Multi-Cap Value Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Fund category.

Lipper Mixed-Asset Target Allocation Moderate Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Fund category.

Lipper Mixed-Asset Target Allocation Conservative Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Fund category.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

62	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FAA-0211P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Shareholders who wish to recommend nominees for election to the registrant’s Board of Directors should send suggestions in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date May 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date May 6, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date May 6, 2011